Addendum to the loan agreement dated 02/03/2006

 Extension

LOAN AGREEMENT

between

DTB Patente GmbH
represented by the managing director
Rainer Rotthäuser
Goethestrasse 59, 45721 Haltern am See

- in the following referred to as lender -

and

EDI Exploration Drilling International GmbH
represented by the managing director
Günter Thiemann
Goethestraße 59, 45721 Haltern am See

- in the following referred to as borrower -

The loan agreement, to which this addendum applies, is changed, effective immediately, in § 2 paragraphs 2 and 3 and as follows:

§ 2 Interest, term and repayment of loan

1.	The annual interest payable on the loan shall be 6.0%.

2.	The term shall be extended by 6 months, thus ending on 31/03/2008.

3.	The loan shall be repaid on 31/03/2008 into the lender’s account.

All of the other provisions of the agreement remain unchanged and valid.

Haltern, on September 25, 2007
Signature
_____________________________________________	_____________________________________________
DTB Patente GmbH	EDI Exploration Drilling International GmbH
- Lender -	- Borrower -